UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 15, 2004 (October 14, 2004)

PENN-AMERICA GROUP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22316	23-2731409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 S. York Road Hatboro, Pennsylvania	19040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(215) 443-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Penn-America Group, Inc., a Pennsylvania corporation (the “Company”), has entered into an Agreement and Plan of Merger, dated as of October 14, 2004, by and among United National Group, Ltd., an exempted company formed with limited liability under the laws of the Cayman Islands (“Parent”), U.N. Holdings II, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of Parent (“Buyer”), Cheltenham Acquisition Corp., a newly-formed Pennsylvania corporation and a wholly-owned subsidiary of Buyer (“Merger Subsidiary”), and the Company (the “Merger Agreement”). The Merger Agreement provides for the merger of Merger Subsidiary into the Company, with the Company continuing as the surviving corporation. At the effective time of the merger, Parent intends to change its name to United America Indemnity, Ltd.

Pursuant to the terms of the Merger Agreement, the Company’s public stockholders will receive upon completion of the merger $15.375 of value for each outstanding share of the Company’s common stock, consisting of $13.875 in Parent Class A common shares and $1.50 in cash. The merger will be a taxable transaction to the shareholders of the Company.

A committee of the Company’s board of directors consisting solely of independent directors has recommended that the Company’s board of directors approve the merger and the Merger Agreement, and the boards of directors of both the Company and Parent have approved the merger and the Merger Agreement.

The merger is subject to customary closing conditions, including insurance regulatory approval and the approval of the shareholders of the Company and Parent. The largest shareholder of the Company, Penn Independent Corporation, has entered into an agreement with Parent pursuant to which it has agreed, among other things, to vote all of the Company shares it owns in favor of the merger. See Item 8.01 below. Holders of a sufficient number of shares of Parent stock to satisfy the Parent shareholder approval requirement have entered into a voting agreement (the “Voting Agreement”) with the Company pursuant to which they have agreed to vote all of the Parent shares they own in favor of the transaction.

The Merger Agreement precludes the Company from, among other things, soliciting other proposals, but permits the Company to respond to certain unsolicited proposals that the Company’s board of directors determines, after consultation with its legal and financial advisers,

•	is or would reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement), and

•	the failure to respond to such proposal would be inconsistent with the fiduciary duties of the Company’s board of directors to its shareholders under applicable law.

If the Company receives a Superior Proposal, the Company must notify Parent of the Superior Proposal. The Merger Agreement provides for the Company to pay to Parent a termination fee of $7,673,000 if the Merger Agreement is terminated due to a Change in Recommendation (as defined in the Merger Agreement) and under certain other circumstances further described in the Merger Agreement.

The Merger Agreement can be terminated prior to the closing date by the Company and/or Parent under certain circumstances, including the following:

•	Either the Company or Parent may terminate the Merger Agreement if the merger is not consummated by March 31, 2005 (subject to extension to June 30, 2005 if the closing has not occurred because of the failure to obtain a required regulatory approval).

•	Parent may terminate the Merger Agreement if the Average Sales Price (as defined in the Merger Agreement) of the Parent’s Class A common shares is less than $12.00 per share.

Also in connection with the merger:

•	Seven of the Company’s officers (Joseph Morris, Garland P. Pezzuolo, Richard Slomiany, J. Ransley Lennon, John D. Curry, Brian Riley and Craig Levitz) entered into new employment agreements, dated as of October 14, 2004, with the Company and its insurance subsidiaries, which agreements will only become effective upon the effective time of the merger; and

•	Jon S. Saltzman, Joseph Morris, Garland P. Pezzuolo, Richard Slomiany, J. Ransley Lennon, John D. Curry and Brian Riley executed and delivered waiver letters to the Company, dated as of October 14, 2004, under which each of them agreed to waive their rights under their existing Executive Change-In-Control Employment Continuation Agreements, subject to the consummation of the merger and the effectiveness of the aforementioned new employment agreements.

Under their new employment agreements with the Company and its insurance subsidiaries, each of the seven officers will be entitled to an increase in base salary over his or her base salary in effect immediately prior to the consummation of the merger, as well as incentive compensation, severance and other benefits.

The Company’s compensation committee has recommended that the Company’s board of directors approve an amendment to the Company’s 1993 Stock Incentive Plan and 2002 Stock Incentive Plan to permit conversion and assumption of Company stock options as contemplated by the Merger Agreement (the “Plan Amendment”). The board of directors of the Company has approved the Plan Amendment.

The Merger Agreement, the Voting Agreement, the form of executive employment agreement and the Plan Amendment are each filed as exhibits to this Form 8-K pursuant to Item 9.01. The foregoing descriptions of these agreements and amendment do not purport to be complete and are qualified in their entirety by reference to such agreements and amendment, which are filed as exhibits hereto, and are incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Information

This Form 8-K contains forward-looking information about the Company and the transactions described herein that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies.

The Company’s business and operations, as well as the combined business and operations of United America Indemnity, Ltd., are and will be subject to a variety of risks, uncertainties and other factors. Consequently, their actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: (1) ineffectiveness of their business strategy due to changes in current or future market conditions, (2) the effects of competitors’ pricing policies, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products, (3) greater frequency or severity of claims and loss activity than their underwriting, reserving or investment practices have anticipated, (4) decreased level of demand for their insurance products or increased competition due to an increase in capacity of property and casualty insurers; (5) risks inherent in establishing loss and loss adjustment expense reserves; (6) uncertainties relating to the financial ratings of their insurance subsidiaries; (7) uncertainties arising from the cyclical nature of their business; (8) changes in their relationships with, and the capacity of, their general agents; (9) the risk that their reinsurers may not be able to fulfill their obligations and (10) uncertainties relating to governmental and regulatory policies. The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as well as in the materials to be filed with the SEC. See “Additional Information” below. The Company does not make any commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Additional Information

Parent intends to file a registration statement on Form S-4 in connection with the transaction, and Parent and the Company intend to mail a joint proxy statement/prospectus to their respective shareholders in connection with the merger and the Merger Agreement. Investors and security holders of Parent and the Company urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about Parent, the Company and the transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) at the SEC’s web site at www.sec.gov. A free copy of the joint proxy statement/prospectus may also be obtained from Parent or the Company. Parent and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Parent and the Company in favor of the transaction. Information regarding the interests of Parent’s officers and directors in the transaction will be included in the joint proxy statement/prospectus. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Parent and the Company in favor of the transaction. Information regarding the interests of the Company’s officers and directors in the transaction will be included in the joint proxy statement/prospectus. In addition to the registration statement on Form S-4 to be filed by Parent in connection with the transaction, and the joint proxy statement/prospectus to be mailed to the shareholders of Parent and the Company in connection with the transaction, each of Parent and the Company file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC’s public reference rooms located at 450 5th Street, N.W., Washington, D.C., 20549, or any of the SEC’s other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by Parent and the Company with the SEC are also available for free at the SEC’s web site at ww.sec.gov. A free copy of these reports, statements and other information may also be obtained from Parent or the Company.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Section 8 – Other Events

Item 8.01.	Other Events

Penn Independent Corporation, a Pennsylvania corporation and indirect owner of approximately 31.4% of the issued and outstanding stock of the Company (“Penn Independent”), has entered into a definitive Stock Purchase Agreement, dated as of October 14, 2004, by and among Parent, United National Insurance Company, a Pennsylvania corporation and an indirect, wholly-owned subsidiary of Parent, Penn Independent, the shareholders of Penn Independent, and Irvin Saltzman, in his capacity as the shareholders’ representative (the “PIC Stock Purchase Agreement”). The PIC Stock Purchase Agreement provides for the purchase of all of the issued and outstanding stock of Penn Independent by Parent and Buyer from Penn Independent’s shareholders for $95 million in cash. Penn Independent has agreed to vote all of the Company shares it owns in favor of the merger and the Merger Agreement.

The consummation of the transactions contemplated by the Merger Agreement and the PIC Stock Purchase Agreement are not conditioned upon each other.

Jon S. Saltzman entered into a new employment agreement, dated as of October 14, 2004, with Parent, which agreement will only become effective upon the effective time of the merger.

On October 15, 2004, the Company issued a joint press release announcing the Company’s execution of the Merger Agreement, as well as Penn Independent’s execution of the Stock

Purchase Agreement. This press release is attached hereto as an exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of October 14, 2004, by and among United National Group, Ltd., U.N. Holdings II, Inc., Cheltenham Acquisition Corp. and Penn-America Group, Inc.

10.1	Voting Agreement, dated as of October 14, 2004, by and among the Penn-America Group, Inc., U.N. Holdings (Cayman), Ltd., U.N. Co-Investment Fund I (Cayman), L.P., U.N. Co-Investment Fund II (Cayman), L.P., U.N. Co-Investment Fund III (Cayman), L.P., U.N. Co-Investment Fund IV (Cayman), L.P., U.N. Co-Investment Fund V (Cayman), L.P., U.N. Co-Investment Fund VI (Cayman), L.P., U.N. Co-Investment Fund (Cayman) VII, L.P., U.N. Co-Investment Fund VIII (Cayman), L.P., and U.N. Co-Investment Fund IX (Cayman), L.P.

10.2	Form of Executive Employment Agreement

10.3	Amendment to 1993 Stock Incentive Plan and 2002 Stock Incentive Plan

99.1	Press release dated October 15, 2004

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN-AMERICA GROUP, INC.

Date: October 15, 2004	BY:	/s/ Garland P. Pezzuolo
Garland P. Pezzuolo
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 14, 2004, by and among, United National Group, Ltd., U.N. Holdings II, Inc., Cheltenham Acquisition Corp. and Penn-America Group, Inc.

10.1	Voting Agreement, dated as of October 14, 2004, by and among the Penn-America Group, Inc., U.N. Holdings (Cayman), Ltd., U.N. Co-Investment Fund I (Cayman), L.P., U.N. Co-Investment Fund II (Cayman), L.P., U.N. Co-Investment Fund III (Cayman), L.P., U.N. Co-Investment Fund IV (Cayman), L.P., U.N. Co-Investment Fund V (Cayman), L.P., U.N. Co-Investment Fund VI (Cayman), L.P., U.N. Co-Investment Fund (Cayman) VII, L.P., U.N. Co-Investment Fund VIII (Cayman), L.P., and U.N. Co-Investment Fund IX (Cayman), L.P.

10.2	Form of Executive Employment Agreement

10.3	Amendment to 1993 Stock Incentive Plan and 2002 Stock Incentive Plan

99.1	Press release dated October 15, 2004.